Boston Private Reports Fourth Quarter and Full Year 2019 Results

Fourth Quarter 2019 Highlights include:

•GAAP Net income was $21.2 million, or $0.26 per diluted share, and operating net income was $20.5 million, or $0.25 per diluted share
•Return on average common equity (non-GAAP) was 10.3%; operating return on average common equity was 9.9%
•Return on average tangible common equity (non-GAAP) was 11.5%; operating return on average tangible common equity was 11.1%
•Average total deposits were $7.0 billion, a 1% increase year-over-year
•Average total loans were $7.1 billion, a 4% increase year-over-year
•Total assets under management/advisory (“AUM”) were $16.8 billion, a 5% increase year-over-year
•Total net flows were negative $209 million, of which negative $114 million were attributable to the Wealth Management and Trust segment

Notable Items impacting Fourth Quarter 2019 Results ("Notable Items"):

•$1.1 million gain related to the revaluation of a receivable from the divestiture of Bingham, Osborn & Scarborough, LLC ("BOS")

Full Year 2019 Highlights include:

•GAAP Net income was $80.0 million, or $0.97 per diluted share, and operating net income was $80.5 million, or $0.97 per diluted share
•Returned $47.6 million of capital to common shareholders through dividends and share repurchases
•Tangible book value per share increased 10% year-over-year to $9.02

Boston, MA - January 22, 2020 - Boston Private Financial Holdings, Inc. (NASDAQ: BPFH) (the “Company” or “BPFH”) today reported fourth quarter 2019 Net income attributable to the Company of $21.2 million, compared to $20.0 million for the third quarter of 2019 and $33.3 million for the fourth quarter of 2018. Fourth quarter 2019 Diluted earnings per share were $0.26, compared to $0.24 in the third quarter of 2019 and $0.42 in the fourth quarter of 2018.

"Our fourth quarter results reflect linked quarter net income growth as continued strength in asset quality drove a provision credit," said Anthony DeChellis, CEO of Boston Private. "During the quarter, we increased our client advisor count, while achieving key technology milestones. As we move into 2020 and execute on our growth initiatives, investing in talent and technology will remain the key priorities to achieving our strategic objectives."

Summary Financial Results - Reported
				% Change
($ in millions, except for per share data)	4Q19	3Q19	4Q18	LQ	Y/Y
Net income	$21.2	$20.0	$33.3	6%	(36)%
Diluted earnings per share	$0.26	$0.24	$0.42	8%	(38)%

Non-GAAP Financial Measures:
Pre-tax, pre-provision income	$24.5	$25.7	$42.3	(5)%	(42)%
Return on average common equity ("ROACE")	10.3%	9.8%	17.9%
Return on average tangible common equity ("ROATCE")	11.5%	11.0%	20.5%

The Company's reported financial results decreased year-over-year primarily as a result of a gain on sale related to the divestiture of BOS in the fourth quarter of 2018.

In addition to presenting the Company’s results in conformity with GAAP, the Company uses certain non-GAAP financial measures to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector. For additional information on non-GAAP measures, see page 6. A reconciliation of GAAP to non-GAAP results can be found beginning on page 17.

Summary Financial Results - Operating Basis (non-GAAP)
				% Change
($ in millions, except for per share data)	4Q19[1]	3Q19	4Q18[2]	LQ	Y/Y
Net income	$20.5	$20.0	$19.9	2%	3%
Diluted earnings per share	$0.25	$0.24	$0.27	2%	(8)%

Pre-tax, pre-provision income	$23.4	$25.7	$25.8	(9)%	(9)%
Return on average common equity	9.9%	9.8%	10.7%
Return on average tangible common equity	11.1%	11.0%	12.4%
[1]4Q19 results adjusted to exclude the net after-tax impact of $1.1 million gain related to the revaluation of a receivable from the divestiture of BOS and $0.3 million of tax expense
[2]4Q18 results adjusted to exclude the net after-tax impact of $18.1 million gain on sale and $3.2 million tax expense related to the divestiture of BOS and $1.6 million restructuring expense

Divested Affiliates

The Company completed the sale of Bingham, Osborn & Scarborough LLC ("BOS") during 2018. Financial results from BOS remain consolidated in the Company's financial results through the closing date of December 3, 2018.
For presentation purposes, BOS's AUM is excluded from AUM amounts, but is included in the calculation of Core fees and income. The discussion below includes non-GAAP measures that exclude the contributions from BOS in order to enhance comparability of trends in the core business.

Net Interest Income and Margin
				% Change
($ in millions)	4Q19	3Q19	4Q18	LQ	Y/Y
Net interest income	$56.1	$56.2	$60.0	—%	(6)%
Less: Interest recovered on previous nonaccrual loans	—	0.2	1.0	(87)%	(98)%
Core net interest income (non-GAAP)	$56.1	$56.0	$59.0	—%	(5)%

Net interest margin	2.70%	2.72%	2.94%
Core net interest margin (non-GAAP)	2.70%	2.71%	2.90%
nm = not meaningful

Net interest income for the fourth quarter of 2019 was $56.1 million, flat linked quarter and a 6% decrease year-over-year. Core net interest income, which excludes interest recovered on previous nonaccrual loans, was flat linked quarter and decreased 5% year-over-year. The linked quarter comparison was positively impacted by lower deposit costs, lower borrowing costs, and lower borrowing volumes, while it was negatively impacted by variable rate loans repricing lower.

The Company’s Core net interest margin, which excludes interest recovered on previous nonaccrual loans, decreased 1 basis point on a linked quarter basis to 2.70% as net interest income was flat and interest-earning assets increased 1%. Client deposit inflows during the fourth quarter enabled the repayment of higher cost borrowings, which contributed to a linked quarter decrease of 13 basis points in the total cost of funds from 1.12% to 0.99%.

Noninterest Income
				% Change
($ in millions)	4Q19	3Q19	4Q18	LQ	Y/Y
Wealth management and trust fees	$18.7	$19.1	$23.8	(2)%	(21)%
Investment management fees	2.6	2.5	2.8	2%	(10)%
Private banking fees [3]	3.5	3.6	2.1	(3)%	68%
Total core fees and income	$24.8	$25.2	$28.7	(2)%	(14)%
Total other income	2.0	—	17.2	nm	(88)%
Total noninterest income	$26.8	$25.1	$45.8	7%	(42)%

Memo: Excluding BOS and Notable Items
Wealth management and trust fees (non-GAAP) [4]	$18.7	$19.1	$20.0	(2)%	(6)%
Investment management fees	2.6	2.5	2.8	2%	(10)%
Private banking fees	3.5	3.6	2.1	(3)%	68%
Total core fees and income (non-GAAP) [4]	$24.8	$25.2	$24.9	(2)%	—%
Total other income (non-GAAP) [5]	0.9	—	(1.0)	nm	nm
Total noninterest income (non-GAAP) 4 5	$25.7	$25.1	$23.9	2%	8%
[3] Private banking fees includes Other banking fee income and Gain/ (loss) on sale of loans, net
[4] Excludes BOS revenue of $3.9 million in 4Q18
[5] Excludes $18.1 million gain on sale related to BOS in 4Q18 and $1.1 gain related to revaluation of a receivable from the divestiture of BOS in 4Q19

Total core fees and income for the fourth quarter of 2019 was $24.8 million, a 2% decrease linked quarter, primarily driven by lower Wealth management and trust fees. The 14% decline year-over-year was primarily driven by the divestiture of BOS.

Excluding BOS and Notable Items, Total core fees and income (non-GAAP) were flat year-over-year primarily driven by higher Private banking fees associated with higher swap fees and gain on sale of loans, partially offset by lower Wealth management and trust fees associated with negative net flows.

Assets Under Management / Advisory
				% Change
($ in millions)	4Q19	3Q19	4Q18	LQ	Y/Y
Wealth Management and Trust	$15,224	$14,695	$14,206	4%	7%
Other [6]	1,544	1,533	1,715	1%	(10)%
Total assets under management / advisory	$16,768	$16,228	$15,921	3%	5%
[6] Includes results from Dalton, Greiner, Hartman, Maher & Co, LLC ("DGHM")

Total assets under management / advisory were $16.8 billion at the end of the fourth quarter of 2019, a 3% increase linked quarter and 5% increase year-over-year. The linked quarter and year-over-year comparisons were impacted by positive market action partially offset by negative net flows.

Total net flows were negative $209 million during the fourth quarter of 2019, of which $114 million were attributable to the Wealth Management and Trust segment.

Noninterest Expense
				% Change
($ in millions)	4Q19	3Q19	4Q18	LQ	Y/Y
Salaries and employee benefits	$34.2	$31.7	$36.0	8%	(5)%
Occupancy and equipment	7.6	8.3	8.0	(8)%	(5)%
Professional services	3.9	4.4	4.2	(12)%	(7)%
Marketing and business development	2.0	1.4	2.3	44%	(11)%
Information systems	6.5	5.2	6.3	25%	3%
Amortization of intangibles	0.7	0.7	0.7	1%	(1)%
FDIC insurance	—	0.1	0.7	nm	nm
Restructuring	—	—	2.1	—%	(100)%
Other	3.6	3.9	3.3	(6)%	10%
Total noninterest expense	$58.5	$55.5	$63.6	5%	(8)%

Memo: Excluding Notable Items and BOS
Information systems [6]	—	—	(0.4)	nm	(100)%
Restructuring	—	—	2.1	nm	(100)%
BOS noninterest expense	—	—	2.8	nm	(100)%
Total noninterest expense (non-GAAP)	$58.5	$55.5	$59.1	5%	(1)%
[6] $0.4 million of Information systems expense was reclassified to Restructuring expense in conjunction with a formal restructuring plan announced in 4Q18

Total noninterest expense increased 5% linked quarter primarily driven by higher salaries and employee benefits expense and Information systems expense related to technology investments placed in service during the fourth quarter of 2019, partially offset by lower occupancy and equipment and professional services.

Excluding Notable Items and BOS, Total noninterest expense (non-GAAP) for the fourth quarter of 2019 was $58.5 million, down 1% year-over-year, primarily driven by an FDIC insurance assessment credit received in the fourth quarter of 2019.

Income Tax Expense

The Company's effective tax rate for the fourth quarter of 2019 was 24.1%. This rate is higher than prior quarters of 2019 primarily as a result of a slight increase in the full year effective tax rate as compared to the estimated annual effective tax rate in prior quarters. The effective tax rate for the full year 2019 was 21.9%.

Loans and Deposits - QTD Averages
				% Change
($ in millions)	4Q19	3Q19	4Q18	LQ	Y/Y
Commercial and industrial	$1,142	$1,102	$1,027	4%	11%
Commercial real estate	2,562	2,518	2,402	2%	7%
Construction and land	217	196	209	11%	3%
Residential	2,935	3,016	2,907	(3)%	1%
Home equity	85	89	94	(5)%	(10)%
Other consumer	132	128	141	3%	(6)%
Total loans	$7,073	$7,049	$6,781	—%	4%

Non-interest bearing deposits	2,002	1,953	2,092	2%	(4)%
Interest bearing deposits	4,957	4,705	4,826	5%	3%
Total deposits	$6,959	$6,658	$6,918	5%	1%

Non-interest bearing deposits as a % of Total deposits	29%	29%	30%

Average total loans in the fourth quarter of 2019 increased 4% year-over-year, while remaining flat linked quarter. Linked quarter averages were impacted by commercial real estate growth and increased line of credit borrowings (included in Commercial and industrial loans), partially offset by a residential loan sale of $100 million during the fourth quarter.

Average total deposits increased 1% year-over-year, primarily driven by an increase in money market accounts, partially offset by a decline in demand deposit accounts and certificates of deposits. The decline in certificates of deposit was driven by the run-off of brokered certificates of deposits, which declined $135 million year-over-year or 2% of fourth quarter 2018 total deposits.

The cost of total deposits was 0.86%, a decrease of 6 basis points linked quarter.

Provision and Asset Quality

($ in millions)	4Q19	3Q19	2Q19	1Q19	4Q18
Provision/ (credit) for loan loss	$(3.7)	$0.2	$1.4	$(1.4)	$0.1
Total criticized and classified loans	126.0	139.0	141.7	141.3	146.6
Total nonaccrual loans	16.1	17.6	17.2	12.0	14.1
Total loans 30-89 days past due and accruing	25.9	4.2	2.4	17.7	22.3
Total net loans (charged-off)/ recovered	0.3	0.1	(0.1)	(0.1)	1.7

Ratios:
Allowance for loan losses as a % of Total loans	1.03%	1.07%	1.06%	1.07%	1.09%
Nonaccrual loans as a % of Total loans	0.23%	0.25%	0.24%	0.17%	0.20%

The Company recorded a provision credit of $3.7 million for the fourth quarter of 2019, compared to a provision expense of $0.2 million for the third quarter of 2019 and a provision expense of $0.1 million in the fourth quarter of 2018. The provision credit in the fourth quarter of 2019 was primarily driven by a decrease in criticized and classified loans and a decrease in loss factors.

Total criticized and classified loans as of December 31, 2019 was $126.0 million, a decline of 10% linked quarter and 14% year-over-year. Total nonaccrual loans as of December 31, 2019 was $16.1 million, or 23 basis points of Total loans, compared to $17.6 million, or 25 basis points of Total loans, as of September 30, 2019, and $14.1 million, or 20 basis points of Total loans, as of December 31, 2018.

Capital

($ in millions, except for per share data)	4Q19	3Q19	2Q19	1Q19	4Q18
Tangible common equity/ Tangible assets (non-GAAP)	8.6%	8.6%	8.4%	8.3%	8.1%
Tangible book value per share (non-GAAP)	$9.02	$8.90	$8.71	$8.47	$8.18

Regulatory Capital Ratios: [7]
Tier 1 common equity	11.4%	11.2%	11.2%	11.4%	11.4%
Total risk-based capital	14.1%	13.9%	13.9%	14.2%	14.3%
Tier 1 risk-based capital	13.0%	12.8%	12.7%	13.0%	13.0%
Tier 1 leverage capital	9.8%	9.7%	9.6%	9.7%	9.5%

Common Equity Repurchase Program:
Total shares of common stock repurchased	—	678,165	—	—	1,505,521
Average price paid per share of common stock	—	$10.61	—	—	$12.02
Aggregate repurchases of common equity	—	$7.2	—	—	$18.1
[7] Current quarter information is presented based on estimated data.

The Company did not repurchase any common stock during the fourth quarter of 2019. The current program has $12.8 million remaining available to be repurchased.

Tangible book value per share (non-GAAP) as of December 31, 2019 increased 1% linked quarter and 10% year-over-year to $9.02. The linked quarter increase in Tangible book value per share was primarily driven by increased retained earnings, partially offset by dividends to shareholders.

Dividend Payments

Concurrent with the release of fourth quarter 2019 earnings, the Board of Directors of the Company declared a cash dividend payable to common shareholders of $0.12 per share. The record date for this dividend is February 7, 2020, and the payment date is February 21, 2020.

Non-GAAP Financial Measures

The Company uses certain non-GAAP financial measures to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

These non-GAAP financial measures include: return on average common equity; return on average tangible common equity; pre-tax, pre-provision income; net interest income and net interest margin excluding interest recovered on previous nonaccrual loans, also referred to as core net interest income, and core net interest margin, respectively; tangible common equity / tangible assets, total noninterest expense excluding intangibles and restructuring, if any; the efficiency ratio excluding amortization and intangibles, and restructuring, if any; net income attributable to the Company excluding notable items; net income attributable to the common shareholders, treasury stock method, excluding notable items; diluted earnings per share excluding notable items; operating basis total revenue; operating basis total noninterest expenses.

A detailed reconciliation table of the Company’s GAAP to non-GAAP measures is included in the tables of this release and beginning on page 17 of the attached financial statements.

Conference Call

Management will hold a conference call at 8:00 a.m. Eastern Time on Thursday, January 23, 2020, to discuss the financial results, business highlights and outlook. To access the call:
Dial In #: (888) 317-6003
Elite Entry Number: 8476896

Replay Information:
Available from January 23, 2020 at 12:00 p.m Eastern Time until January 30, 2020
Dial In #: (877) 344-7529
Conference Number: 10137972

The call will be simultaneously webcast and may be accessed on www.bostonprivate.com.

About Boston Private
Boston Private is a leading provider of integrated wealth management, trust and banking services to high-net-worth individuals, families, businesses and nonprofits.

For more than 30 years, Boston Private has delivered comprehensive advice coupled with deep technical expertise to help clients simplify their lives and achieve their goals. The firm offers the capabilities of a large institution with the superior service of a boutique firm to clients across the United States. The Company has total assets of greater than $8 billion, and manages over $16 billion of client assets.

Boston Private is the corporate brand of Boston Private Financial Holdings, Inc. (NASDAQ: BPFH).

For more information, visit www.bostonprivate.com.

Forward-Looking Statements
Certain statements in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. These statements include, among others, statements regarding our strategy, evaluations of future interest rate trends and liquidity, prospects for growth in assets, and prospects for overall results over the long term. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company’s control. Forward-looking statements are based on the current assumptions and beliefs of management and are only expectations of future results. The Company’s actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors; adverse conditions in the capital and debt markets and the impact of such conditions on the Company’s business activities; changes in interest rates; competitive pressures from other financial institutions; the effects of weakness in general economic conditions on a national basis or in the local markets in which the Company operates; changes in loan defaults and charge-off rates; changes in the value of securities and other assets, adequacy of loan loss reserves, or decreases in deposit levels necessitating increased borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity, fraud and natural disasters; changes in government regulation; the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; the risk that the Company’s deferred tax asset may not be realized; risks related to the identification and implementation of acquisitions, dispositions and restructurings; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company’s Annual Report on Form 10-K and updated by the Company’s Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.
###
CONTACT:
Adam Bromley
(617) 912-4386
abromley@bostonprivate.com

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
Consolidated Balance Sheets
Unaudited ($ in thousands, except share and per share data)
	4Q19	3Q19	2Q19	1Q19	4Q18
ASSETS:
Cash and cash equivalents	$292,479	$78,010	$65,756	$96,211	$127,259
Investment securities available-for-sale	978,284	935,538	966,731	981,951	994,065
Investment securities held-to-maturity	48,212	51,379	54,482	67,548	70,438
Equity securities at fair value	18,810	21,780	19,092	7,491	14,228
Stock in Federal Home Loan Bank and Federal Reserve Bank	39,078	47,756	64,453	47,053	49,263
Loans held for sale	7,386	6,658	3,640	280	2,812
Loans	6,976,704	7,067,151	7,080,260	6,926,968	6,893,158
Less: Allowance for loan losses	71,982	75,359	75,067	73,814	75,312
Loans, net of allowance for loan losses	6,904,722	6,991,792	7,005,193	6,853,154	6,817,846
Other real estate owned (“OREO”)	—	—	—	—	401
Premises and equipment, net	44,527	42,658	40,244	42,938	45,412
Goodwill	57,607	57,607	57,607	57,607	57,607
Intangible assets, net	10,352	10,622	10,884	11,555	12,227
Accrued interest receivable	24,175	24,851	26,411	25,935	24,366
Deferred income taxes, net	11,383	15,704	17,183	22,844	26,638
Right-of-use assets	102,075	107,045	110,880	104,644	—
Other assets	291,411	299,544	270,317	252,932	252,063
TOTAL ASSETS	$8,830,501	$8,690,944	$8,712,873	$8,572,143	$8,494,625

LIABILITIES:
Deposits	$7,241,476	$6,658,242	$6,437,963	$6,779,845	$6,781,170
Securities sold under agreements to repurchase	53,398	48,860	62,372	58,329	36,928
Federal funds purchased	—	230,000	135,000	—	250,000
Federal Home Loan Bank borrowings	350,829	570,904	920,068	615,070	420,144
Junior subordinated debentures	106,363	106,363	106,363	106,363	106,363
Lease liabilities	117,214	122,799	126,740	120,162	—
Other liabilities	140,820	143,607	124,370	112,893	143,540
TOTAL LIABILITIES	8,010,100	7,880,775	7,912,876	7,792,662	7,738,145

REDEEMABLE NONCONTROLLING INTERESTS (“RNCI”)	1,383	1,481	1,786	662	2,526
SHAREHOLDERS' EQUITY:
Common stock, $1.00 par value; authorized: 170,000,000 shares	83,266	83,242	83,774	83,774	83,656
Additional paid-in capital	600,708	599,877	603,869	604,288	600,196
Retained earnings	127,469	116,210	106,443	97,155	87,821
Accumulated other comprehensive income/(loss)	7,575	9,359	4,125	(6,398)	(17,719)
TOTAL SHAREHOLDERS' EQUITY	819,018	808,688	798,211	778,819	753,954
TOTAL LIABILITIES, RNCI, AND SHAREHOLDERS' EQUITY	$8,830,501	$8,690,944	$8,712,873	$8,572,143	$8,494,625

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
Consolidated Income Statements
Unaudited ($ in thousands, except share and per share data)
	4Q19	3Q19	2Q19	1Q19	4Q18
REVENUE:
Interest income	$75,291	$77,604	$78,728	$76,824	$76,892
Interest expense	19,166	21,451	21,268	18,486	16,895
Net interest income	56,125	56,153	57,460	58,338	59,997
Provision/(credit) for loan losses	(3,668)	167	1,363	(1,426)	93
Net interest income after provision/(credit) for loan losses	59,793	55,986	56,097	59,764	59,904

Wealth management and trust fees [8]	18,720	19,067	18,912	19,058	23,788
Investment management fees	2,554	2,496	2,455	2,650	2,831
Private banking fee income	2,924	2,658	2,867	2,499	2,033
Gain on sale of loans, net	557	934	58	73	39
Total core fees and income	24,755	25,155	24,292	24,280	28,691
Total other income	2,038	(29)	88	968	17,154
TOTAL REVENUE [9]	82,918	81,279	81,840	83,586	105,842

NONINTEREST EXPENSE:
Salaries and employee benefits	34,186	31,684	32,706	35,726	36,007
Occupancy and equipment	7,578	8,260	7,852	8,348	7,975
Information systems	6,476	5,169	5,137	5,860	6,296
Professional services	3,920	4,435	3,313	3,560	4,229
Marketing and business development	2,017	1,403	1,934	1,085	2,275
Amortization of intangibles	676	671	672	672	680
FDIC insurance	(19)	59	585	660	739
Restructuring	—	—	—	1,646	2,065
Other	3,623	3,856	3,460	2,996	3,291
TOTAL NONINTEREST EXPENSE	58,457	55,537	55,659	60,553	63,557

INCOME BEFORE INCOME TAXES	28,129	25,575	24,818	24,459	42,192
Provision for income taxes	6,788	5,517	5,369	4,917	8,651
Net income from continuing operations	21,341	20,058	19,449	19,542	33,541
Net income from discontinued operations [10]	—	—	—	—	306
Net income before attribution to noncontrolling interests	21,341	20,058	19,449	19,542	33,847
Less: Net income attributable to noncontrolling interests	97	96	69	100	545
NET INCOME ATTRIBUTABLE TO THE COMPANY	$21,244	$19,962	$19,380	$19,442	$33,302

Adjustments, treasury stock method [11]	98	304	(816)	1,557	2,694
NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$21,342	$20,266	$18,564	$20,999	$35,996

COMMON SHARE DATA:
Weighted average basic shares outstanding	83,238,982	83,631,403	83,565,780	83,285,095	83,750,785
Weighted average diluted shares outstanding [12]	83,637,786	83,956,708	84,048,972	84,010,450	84,863,779
Diluted total earnings per share	$0.26	$0.24	$0.22	$0.25	$0.42

[8] Wealth management and trust fees consists of revenue from Boston Private Wealth LLC ("BPW"), KLS Professional Advisors Group, LLC ("KLS") through the effective date of its merger with BPW, BOS (through the closing date), and the trust operations of Boston Private Bank & Trust Company.

[9] Total revenue is the sum of Net interest income, Total core fees and income, and Total other income.

[10] Net income from discontinued operations consists of contingent payments, net of expenses, related to a divested affiliate, Westfield Capital Management Company, LLC. The Company received its final contingent payment in the first quarter of 2018 related to this affiliate and a tax benefit related to deferred taxes in the fourth quarter of 2018.

[11] Adjustments to Net income attributable to the Company to arrive at Net income attributable to common shareholders, treasury stock method, as presented in these tables, include decrease/ (increase) in Noncontrolling interests redemption value.

[12] For a description of the Company's policies regarding Diluted earnings per share, please refer to Part II. Item 8. “Financial Statements and Supplementary Data - Note 16: Earnings Per Share” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
Consolidated Income Statements
Unaudited ($ in thousands, except share and per share data)
	Year ended December 31,
	2019	2018
REVENUE:
Interest income	$308,447	$292,904
Interest expense	80,371	58,338
Net interest income	228,076	234,566
Provision/(credit) for loan losses	(3,564)	(2,198)
Net interest income after provision/(credit) for loan losses	231,640	236,764

Wealth management and trust fees [8]	75,757	99,818
Investment management fees [13]	10,155	21,728
Private banking fee income	10,948	9,826
Gain on sale of loans, net	1,622	243
Total core fees and income	98,482	131,615
Total other income	3,065	18,382
TOTAL REVENUE [9]	329,623	384,563

NONINTEREST EXPENSE:
Salaries and employee benefits	134,302	161,468
Occupancy and equipment	32,038	32,116
Information systems	22,642	25,185
Professional services	15,228	13,155
Marketing and business development	6,439	7,648
Amortization of intangibles	2,691	2,929
FDIC insurance [9]	1,285	2,865
Restructuring	1,646	7,828
Other	13,935	14,161
TOTAL NONINTEREST EXPENSE	230,206	267,355

INCOME BEFORE INCOME TAXES	102,981	119,406
Income tax expense	22,591	37,537
Net income from continuing operations	80,390	81,869
Net income from discontinued operations [10]	—	2,002
Net income before attribution to noncontrolling interests	80,390	83,871
Less: Net income attributable to noncontrolling interests	362	3,487
NET INCOME ATTRIBUTABLE TO THE COMPANY	$80,028	$80,384

Adjustments, treasury stock method [11]	1,143	(1,682)
NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$81,171	$78,702

COMMON SHARE DATA
Weighted average basic shares outstanding	83,430,740	83,596,685
Weighted average diluted shares outstanding [12]	83,920,792	85,331,314
Diluted total earnings per share	$0.97	$0.92

[8] Wealth management and trust fees consists of revenue from BPW, KLS (through the effective date of its merger with BPW), Anchor Capital Advisors, LLC ("Anchor") and BOS (through the respective closing dates), and the trust operations of Boston Private Bank & Trust Company.

[9] Total revenue is the sum of Net interest income, Total core fees and income, and Total other income.

[10] Net income from discontinued operations consists of contingent payments, net of expenses, related to a divested affiliate, Westfield Capital Management Company, LLC. The Company received its final contingent payment in the first quarter of 2018 related to this affiliate and a tax benefit related to deferred taxes in the fourth quarter of 2018.

[11] Adjustments to Net income attributable to the Company to arrive at Net income attributable to common shareholders, treasury stock method, as presented in these tables, include decrease/ (increase) in Noncontrolling interests redemption value and dividends paid on preferred stock, if any, including deemed dividends on redemption of the 6.95% non-cumulative perpetual preferred stock, Series D (“the Series D preferred stock”), if any. On June 15, 2018, the Company redeemed all $50 million of the outstanding Series D preferred stock.

[12] For a description of the Company's policies regarding Diluted earnings per share, please refer to Part II. Item 8. “Financial Statements and Supplementary Data - Note 16: Earnings Per Share” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

[13] Investment management fees consists of revenue from DGHM and Anchor (through the closing date).

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
Consolidated Financial Highlights
Unaudited ($ in thousands, except share and per share data)
	4Q19	3Q19	2Q19	1Q19	4Q18
KEY STATISTICS:
Return on average assets (non-GAAP) [14]	0.96%	0.91%	0.90%	0.93%	1.56%
ROACE (non-GAAP) [14]	10.29%	9.80%	9.83%	10.29%	17.87%
ROATCE (non-GAAP) [14]	11.51%	10.99%	11.06%	11.63%	20.46%
Efficiency ratio (non-GAAP) [14]	69.7%	67.5%	67.2%	69.7%	57.1%
Noninterest income to total revenue	32.3%	30.9%	29.8%	30.2%	43.3%

Net interest margin	2.70%	2.72%	2.78%	2.90%	2.94%
Average loan to average deposit ratio	101.6%	105.9%	106.6%	101.6%	98.0%
Cost of total deposits	0.86%	0.92%	0.88%	0.84%	0.77%
Cost of interest-bearing deposits	1.20%	1.31%	1.25%	1.19%	1.11%
Cost of total funding	0.99%	1.12%	1.11%	1.00%	0.89%

Allowance for Loan Loss / Total Loans	1.03%	1.07%	1.06%	1.07%	1.09%
Nonperforming loans / Total Loans	0.23%	0.25%	0.24%	0.17%	0.20%
Net (charge-offs)/recoveries / Total loans [14]	0.02%	0.01%	(0.01)%	—%	0.10%

CAPITAL HIGHLIGHTS:
Tier 1 common equity [15]	$745,887	$732,980	$726,872	$717,138	$702,728
Tier 1 capital [15]	$846,298	$833,431	$827,299	$817,600	$803,311
Total capital [15]	$919,534	$910,076	$903,675	$892,764	$879,927

Risk-weighted assets ("RWA") [15]	$6,529,626	$6,533,884	$6,491,184	$6,304,444	$6,161,677
Average assets for leverage [15]	$8,654,576	$8,588,358	$8,617,803	$8,447,143	$8,416,195

Tier 1 common equity ratio [15]	11.42%	11.22%	11.20%	11.38%	11.40%
Tier 1 risk-based capital ratio [15]	12.96%	12.76%	12.74%	12.97%	13.04%
Total risk-based capital ratio [15]	14.08%	13.93%	13.92%	14.16%	14.28%
Tier 1 leverage capital ratio [15]	9.77%	9.70%	9.60%	9.68%	9.54%

Total equity / Total assets	9.27%	9.30%	9.16%	9.09%	8.88%
Tangible common equity / Tangible assets (non-GAAP)	8.57%	8.59%	8.44%	8.35%	8.12%

Market price per share	$12.03	$11.66	$12.07	$10.96	$10.57
End of period shares outstanding	83,265,674	83,241,952	83,774,335	83,773,650	83,655,651
Book value per common share	$9.84	$9.71	$9.53	$9.30	$9.01
Tangible book value per share (non-GAAP)	$9.02	$8.90	$8.71	$8.47	$8.18

Common Equity Repurchase Program:
Total shares of common stock repurchased	—	678,165	—	—	1,505,521
Average price paid per share of common stock	$—	$10.61	$—	$—	$12.02
Aggregate repurchases of common equity ($ in millions)	$—	$7.2	$—	$—	$18.1

[14] Annualized. [15] Current quarter capital highlights are presented based on estimated data.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
Consolidated AUM and Balance Sheet - End of Period Balances
Unaudited ($ in thousands)
	4Q19	3Q19	2Q19	1Q19	4Q18
ASSETS UNDER MANAGEMENT AND ADVISORY ("AUM"):
Wealth Management and Trust	$15,224,000	$14,695,000	$14,649,000	$14,564,000	$14,206,000
Other	1,544,000	1,533,000	1,550,000	1,558,000	1,715,000
Total AUM	16,768,000	16,228,000	16,199,000	16,122,000	15,921,000

AUM Rollforward:
Beginning balance [16]	$16,228,000	$16,199,000	$16,122,000	$15,921,000	$17,723,000
Net flows	(209,000)	(137,000)	(269,000)	(963,000)	(143,000)
Market	749,000	166,000	346,000	1,164,000	(1,659,000)
Ending balance	$16,768,000	$16,228,000	$16,199,000	$16,122,000	$15,921,000

AUM Net Flows:
Wealth Management and Trust	$(114,000)	$(100,000)	$(233,000)	$(580,000)	$(137,000)
Other	(95,000)	(37,000)	(36,000)	(383,000)	(6,000)
Total Net flows	$(209,000)	$(137,000)	$(269,000)	$(963,000)	$(143,000)

DEPOSITS:
Demand deposits (non-interest bearing)	$1,971,013	$1,947,363	$1,854,091	$2,016,838	$1,951,274
Savings and NOW	646,199	666,107	631,166	673,954	700,519
Money market	3,969,330	3,366,623	3,228,608	3,302,244	3,338,892
Certificates of deposit	654,934	678,149	724,098	786,809	790,485
TOTAL DEPOSITS	$7,241,476	$6,658,242	$6,437,963	$6,779,845	$6,781,170

LOANS:
Commercial and industrial	$694,034	$695,029	$656,186	$615,370	$623,037
Commercial tax exempt	447,927	448,488	450,307	449,492	451,671
Commercial real estate	2,551,274	2,533,346	2,530,556	2,439,048	2,395,692
Construction and land	225,983	209,741	200,378	210,618	240,306
Residential	2,839,155	2,964,042	3,025,758	2,993,132	2,948,973
Home equity	83,657	84,432	89,930	88,620	90,421
Consumer	134,674	132,073	127,145	130,688	143,058
TOTAL LOANS	$6,976,704	$7,067,151	$7,080,260	$6,926,968	$6,893,158

16 AUM have been reduced to exclude those assets managed or advised by BOS for period when BOS was owned by the Company

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
Asset Quality
Unaudited ($ in thousands)
	4Q19	3Q19	2Q19	1Q19	4Q18
CHARGE-OFFS:
Loan charge-offs	$(285)	$(185)	$(195)	$(564)	$(370)
Loan recoveries	576	310	85	492	2,089
NET (CHARGE-OFFS)/RECOVERIES	$291	$125	$(110)	$(72)	$1,719
Net charge-offs to average loans (annualized)	0.02%	0.01%	(0.01)%	—%	0.10%

Net (Charge-offs)/Recoveries by Loan Type:
Commercial and industrial	$118	$95	$(155)	$188	$(77)
Commercial real estate	183	27	30	189	1,394
Construction and land	—	—	—	—	—
Residential	—	—	—	100	402
Home equity	4	6	—	(562)	—
Consumer	(14)	(3)	15	13	—
NET (CHARGE-OFFS)/ RECOVERIES	$291	$125	$(110)	$(72)	$1,719

LOAN QUALITY DATA:
Special mention loans	$52,026	$58,133	$70,677	$86,787	$78,528

Accruing classified loans [17]	57,922	63,278	53,883	42,521	54,095
Nonaccrual loans	16,103	17,565	17,155	12,019	14,057
Total classified	74,025	80,843	71,038	54,540	68,152
Criticized and classified loans	$126,051	$138,976	$141,715	$141,327	$146,680

Loans 30-89 days past due and accruing [18]	$25,945	$4,179	$2,434	$17,715	$22,299

[17] Accruing classified loans include loans that are classified as substandard but are still accruing interest income. Boston Private Bank & Trust Company may classify a loan as substandard where known information about possible credit problems of the related borrowers causes management to have doubts as to the ability of such borrowers to comply with the present repayment terms and which may result in disclosure of such loans as nonaccrual at some time in the future.

18 At June 30, 2019, the Company had one loan totaling $0.9 million that was more than 90 days past due but still on accrual status. This loan originated in the New England region. The Company had no other loans outstanding more than 90 days past due but still on accrual status in comparative periods.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
Average Balances, Yields, and Rates
Unaudited ($ in thousands)
	Average Balance			Interest Income/Expense			Average Yield/Rate
	4Q19	3Q19	4Q18	4Q19	3Q19	4Q18	4Q19	3Q19	4Q18
INTEREST-EARNING ASSETS
Cash and investments:
Taxable investment securities	$201,535	$198,655	$317,230	$869	$938	$1,486	1.72%	1.95%	1.87%
Non-taxable investment securities	311,705	305,108	301,242	1,976	1,924	1,833	2.54%	2.52%	2.43%
Mortgage-backed securities	489,927	492,514	536,264	2,568	2,622	2,923	2.10%	2.13%	2.18%
Short-term investments and other	130,519	101,958	134,182	1,210	1,084	1,356	3.65%	4.06%	3.98%
Total cash and investments	1,133,686	1,098,235	1,288,918	6,623	6,568	7,598	2.33%	2.39%	2.35%
Loans: [19]
Commercial and industrial	1,142,015	1,101,672	1,027,128	11,276	11,523	10,431	3.86%	4.09%	3.97%
Commercial real estate	2,562,380	2,518,048	2,402,304	28,285	29,118	29,017	4.32%	4.52%	4.73%
Construction and land	216,754	195,843	209,475	2,588	2,410	2,589	4.67%	4.82%	4.83%
Residential	2,934,786	3,016,265	2,907,446	24,275	25,567	24,629	3.31%	3.39%	3.39%
Home equity	84,632	89,068	93,656	965	1,121	1,148	4.53%	4.99%	4.86%
Other consumer	132,143	127,987	140,591	1,279	1,297	1,480	3.84%	4.02%	4.18%
Total loans	7,072,710	7,048,883	6,780,600	68,668	71,036	69,294	3.83%	3.98%	4.03%
Total earning assets	8,206,396	8,147,118	8,069,518	75,291	77,604	76,892	3.62%	3.76%	3.76%

LESS: Allowance for loan losses	75,283	75,199	75,006
Cash and due from banks	48,287	49,065	53,633
Other assets	559,350	544,368	397,153
TOTAL AVERAGE ASSETS	$8,738,750	$8,665,352	$8,445,298

INTEREST-BEARING LIABILITIES
Interest-bearing deposits: [20]
Savings and NOW	$644,502	$615,730	$649,937	$252	$275	$377	0.16%	0.18%	0.23%
Money market	3,632,258	3,378,006	3,392,039	11,449	11,523	9,502	1.25%	1.35%	1.11%
Certificates of deposit	680,466	711,299	784,184	3,322	3,689	3,591	1.94%	2.06%	1.82%
Total interest-bearing deposits [20]	4,957,226	4,705,035	4,826,160	15,023	15,487	13,470	1.20%	1.31%	1.11%
Junior subordinated debentures	106,363	106,363	106,363	966	1,022	1,043	3.56%	3.76%	3.84%
FHLB borrowings and other	591,682	833,535	515,734	3,177	4,942	2,382	2.10%	2.32%	1.81%
Total interest-bearing liabilities [20]	5,655,271	5,644,933	5,448,257	19,166	21,451	16,895	1.34%	1.50%	1.23%

Non-interest bearing demand deposits [20]	2,001,714	1,953,214	2,092,070
Payables and other liabilities	261,503	258,371	154,612
Total average liabilities	7,918,488	7,856,518	7,694,939
Redeemable noncontrolling interests	1,446	944	11,046
Average shareholders’ equity	818,816	807,890	739,313
TOTAL AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS’ EQUITY	$8,738,750	$8,665,352	$8,445,298
Net interest income				$56,125	$56,153	$59,997
Interest rate spread							2.28%	2.26%	2.53%
Net interest margin							2.70%	2.72%	2.94%

Average total deposits [20]	$6,958,940	$6,658,249	$6,918,230				0.86%	0.92%	0.77%
Average total deposits and borrowings [20]	$7,656,985	$7,598,147	$7,540,327				0.99%	1.12%	0.89%
[19] Average loans includes Loans held for sale and Nonaccrual loans

[20] Average total deposits is the sum of Average total interest-bearing deposits and Average non-interest bearing demand deposits. Average total deposits and borrowings is the sum of Average total interest-bearing liabilities and Average non-interest bearing demand deposits.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
Average Balances, Yields, and Rates
Unaudited ($ in thousands)
	Average Balance		Interest Income/Expense		Average Yield/Rate
	Year Ended		Year Ended		Year Ended
INTEREST-EARNING ASSETS	12/31/19	12/31/18	12/31/19	12/31/18	12/31/19	12/31/18
Cash and investments:
Taxable investment securities	$217,653	$325,159	$4,113	$6,007	1.89%	1.85%
Non-taxable investment securities	307,005	298,450	7,702	7,094	2.51%	2.38%
Mortgage-backed securities	502,949	561,929	10,793	12,091	2.15%	2.15%
Short-term investments and other	110,877	164,712	4,259	5,187	3.84%	3.15%
Total cash and investments	1,138,484	1,350,250	26,867	30,379	2.36%	2.25%
Loans: [19]
Commercial and industrial	1,101,635	983,699	44,949	37,985	4.08%	3.86%
Commercial real estate	2,496,878	2,449,039	115,507	112,037	4.63%	4.57%
Construction and land	206,624	181,315	10,198	8,731	4.94%	4.82%
Residential	2,983,173	2,806,046	101,122	92,892	3.39%	3.31%
Home equity	88,917	94,823	4,353	4,320	4.90%	4.56%
Other consumer	129,701	167,139	5,451	6,560	4.20%	3.92%
Total loans	7,006,928	6,682,061	281,580	262,525	4.02%	3.93%
Total earning assets	8,145,412	8,032,311	308,447	292,904	3.79%	3.65%

LESS: Allowance for loan losses	74,969	74,174
Cash and due from banks	47,286	49,282
Other assets	527,269	402,821
TOTAL AVERAGE ASSETS	$8,644,998	$8,410,240

INTEREST-BEARING LIABILITIES
Interest-bearing deposits: [20]
Savings and NOW	$654,712	$694,674	$1,099	$1,197	0.17%	0.17%
Money market	3,395,842	3,202,616	43,521	27,469	1.28%	0.86%
Certificates of deposit	730,693	714,827	14,463	11,180	1.98%	1.56%
Total interest-bearing deposits [20]	4,781,247	4,612,117	59,083	39,846	1.24%	0.86%
Junior subordinated debentures	106,363	106,363	4,189	3,925	3.94%	3.69%
FHLB borrowings and other	748,628	795,050	17,099	14,567	2.28%	1.83%
Total interest-bearing liabilities [20]	5,636,238	5,513,530	80,371	58,338	1.43%	1.06%

Non-interest bearing demand deposits [20]	1,962,951	1,984,660
Payables and other liabilities	247,163	137,323
Total average liabilities	7,846,352	7,635,513
Redeemable noncontrolling interests	1,593	14,859
Average shareholders’ equity	797,053	759,868
TOTAL AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS’ EQUITY	$8,644,998	$8,410,240
Net interest income			$228,076	$234,566
Interest rate spread					2.36%	2.59%
Net interest margin					2.80%	2.92%

Average total deposits [20]	$6,744,198	$6,596,777			0.88%	0.60%
Average total deposits and borrowings [20]	$7,599,189	$7,498,190			1.06%	0.78%
[19] Average loans includes Loans held for sale and Nonaccrual loans

[20] Average total deposits is the sum of Average total interest-bearing deposits and Average non-interest bearing demand deposits. Average total deposits and borrowings is the sum of Average total interest-bearing liabilities and Average non-interest bearing demand deposits.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
Regional Loan Data
Unaudited ($ in thousands)
	4Q19	3Q19	2Q19	1Q19	4Q18
New England	$3,776,747	$3,868,690	$3,957,221	$3,901,644	$3,890,607
Northern California	1,532,786	1,559,569	1,538,441	1,499,626	1,488,017
Southern California	1,667,171	1,638,892	1,584,598	1,525,698	1,514,534
Total loans	$6,976,704	$7,067,151	$7,080,260	$6,926,968	$6,893,158

Loans (charged-off)/recovered, net:
New England	$414	$275	$31	$222	$(100)
Northern California	(10)	6	20	18	1,804
Southern California	(113)	(156)	(161)	(312)	15
Total net loans (charged-off)/recovered	$291	$125	$(110)	$(72)	$1,719

Special mention loans:
New England	$21,691	$19,828	$35,235	$34,675	$31,147
Northern California	5,227	4,821	10,360	23,486	18,585
Southern California	25,108	33,484	25,082	28,626	28,796
Total special mention loans	$52,026	$58,133	$70,677	$86,787	$78,528

Accruing classified loans:
New England	$20,428	$21,830	$13,012	$15,830	$10,392
Northern California	24,946	23,938	25,957	20,801	24,584
Southern California	12,548	17,510	14,914	5,890	19,119
Total accruing classified loans	$57,922	$63,278	$53,883	$42,521	$54,095

Nonaccruing loans:
New England	$9,764	$8,999	$8,837	$6,161	$6,728
Northern California	319	2,395	2,644	2,480	2,488
Southern California	6,020	6,171	5,674	3,378	4,841
Total nonaccruing loans	$16,103	$17,565	$17,155	$12,019	$14,057

[21] The concentration of the Private Banking loan data and credit quality is primarily based on the location of the lenders' regional offices.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
Reconciliations of Non-GAAP Financial Measures
Unaudited ($ in thousands)
	4Q19	3Q19	2Q19	1Q19	4Q18
ROACE AND ROATCE:
Net income attributable to the Company (GAAP) (A)	$21,244	$19,962	$19,380	$19,442	$33,302
ADD: Amortization of intangibles, net of tax	534	530	531	531	537
Tangible common net income (non-GAAP) (B)	$21,778	$20,492	$19,911	$19,973	$33,839

Total average shareholders’ equity (C)	$818,816	$807,890	$790,844	$766,283	$739,313
LESS: Average goodwill and intangibles, net [22]	(68,031)	(68,359)	(68,889)	(69,498)	(83,153)
Average tangible common equity (non-GAAP) (D)	$750,785	$739,531	$721,955	$696,785	$656,160

ROACE (annualized) (A/C)	10.29%	9.80%	9.83%	10.29%	17.87%
ROATCE (annualized) (B/D)	11.51%	10.99%	11.06%	11.63%	20.46%

PRE-TAX, PRE-PROVISION INCOME:
Income before income taxes (GAAP)	$28,129	$25,575	$24,818	$24,459	$42,192
ADD BACK: Provision/ (credit) for loan losses	(3,668)	167	1,363	(1,426)	93
Pre-tax, pre-provision income (non-GAAP)	$24,461	$25,742	$26,181	$23,033	$42,285

CORE NET INTEREST INCOME AND MARGIN:
Net interest income (GAAP)	$56,125	$56,153	$57,460	$58,338	$59,997
LESS: Interest recovered on previous nonaccrual loans	24	180	—	258	986
Net interest income, excluding interest recovered while loans on nonaccrual status ("Core net interest income") (non-GAAP)	$56,101	$55,973	$57,460	$58,080	$59,011
Net interest margin, excluding interest recovered while loans on nonaccrual status ("Core net interest margin") (non-GAAP)	2.70%	2.71%	2.78%	2.89%	2.90%

TANGIBLE COMMON EQUITY:
Total Shareholders’ Equity (GAAP)	$819,018	$808,688	$798,211	$778,819	$753,954
LESS: Goodwill and intangibles, net	(67,959)	(68,229)	(68,491)	(69,162)	(69,834)
Tangible common equity (non-GAAP) (A)	$751,059	$740,459	$729,720	$709,657	$684,120

Total Assets (GAAP)	$8,830,501	$8,690,944	$8,712,873	$8,572,143	$8,494,625
LESS: Goodwill and intangibles, net	(67,959)	(68,229)	(68,491)	(69,162)	(69,834)
Tangible assets (non-GAAP) (B)	$8,762,542	$8,622,715	$8,644,382	$8,502,981	$8,424,791

End of Period Shares Outstanding (C)	83,265,674	83,241,952	83,774,335	83,773,650	83,655,651

Tangible common equity/ Tangible assets (non-GAAP) (A/B)	8.57%	8.59%	8.44%	8.35%	8.12%
Tangible Book Value Per Share (non-GAAP) (A/C)	$9.02	$8.90	$8.71	$8.47	$8.18

[22] Average goodwill and intangibles, net includes the balances of BOS through the closing date in 2018.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
Reconciliations of Non-GAAP Financial Measures
Unaudited ($ in thousands)
	4Q19	3Q19	2Q19	1Q19	4Q18
RETURN ON AVERAGE ASSETS:
Net income (GAAP) (A)	$21,244	$19,962	$19,380	$19,442	$33,302
Average Assets (non-GAAP) (B)	8,738,750	8,665,352	8,679,506	8,493,725	8,445,298
Return on average assets (annualized) (non-GAAP) (A/B)	0.96%	0.91%	0.90%	0.93%	1.56%

EFFICIENCY RATIO:
Total noninterest expense (GAAP) (A)	$58,457	$55,537	$55,659	$60,553	$63,557
Less: Amortization of intangibles	676	671	672	672	680
Less: Restructuring	—	—	—	1,646	2,065
Total noninterest expense (non-GAAP) (B)	$57,781	$54,866	$54,987	$58,235	$60,812

Net interest income (GAAP)	$56,125	$56,153	$57,460	$58,338	$59,997
Total core fees and income (GAAP)	24,755	25,155	24,292	24,280	28,691
Gain on sale of affiliate (GAAP)	—	—	—	—	18,142
Total other income (GAAP)	2,038	(29)	88	968	(988)
Total revenue (GAAP) (C)	$82,918	$81,279	$81,840	$83,586	$105,842

Efficiency ratio (GAAP) (A/C)	70.5%	68.3%	68.0%	72.4%	60.0%
Efficiency ratio, excluding amortization of intangibles and restructuring, if any (non-GAAP) (B/C)	69.7%	67.5%	67.2%	69.7%	57.1%

OTHER INCOME: (GAAP)
Gain/ (loss) on sale of investments, net	$—	$—	$—	$—	$(596)
Gain/ (loss) on OREO, net	—	—	—	91	—
Gain on sale of affiliate	—	—	—	—	18,142
Other	2,038	(29)	88	877	(392)
Total other income (GAAP)	$2,038	$(29)	$88	$968	$17,154

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
Reconciliations of Non-GAAP measures: Operating Adjustments
Unaudited ($ in thousands, except share and per share data)
	4Q19	3Q19	2Q19	1Q19	4Q18
NET INCOME ATTRIBUTABLE TO THE COMPANY:
Net Income Attributable to the Company (GAAP)	$21,244	$19,962	$19,380	$19,442	$33,302
LESS: Gain on fair value of contingent considerations receivable [23]	1,109	—	—	—	—
LESS: Gain on sale of affiliate	—	—	—	—	18,142
ADD: Information services [24]	—	—	—	—	(441)
ADD: Restructuring	—	—	—	1,646	2,065
ADD: Tax adjustments [25]	—	—	—	—	3,502
Tax effect at statutory rate	322	—	—	(346)	(341)
Net Income Attributable to the Company (non-GAAP)	$20,457	$19,962	$19,380	$20,742	$19,945

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Net Income Attributable to Common Shareholders (GAAP)	$21,342	$20,266	$18,564	$20,999	$35,996
LESS: Gain on fair value of contingent considerations receivable [23]	1,109	—	—	—	—
LESS: Gain on sale of affiliate	—	—	—	—	18,142
ADD: Information services [24]	—	—	—	—	(441)
ADD: Restructuring	—	—	—	1,646	2,065
ADD: Tax adjustments [25]	—	—	—	—	3,502
Tax effect at statutory rate	322	—	—	(346)	(341)
Net income attributable to the common shareholders, treasury stock method, excluding notable items (non-GAAP)	$20,555	$20,266	$18,564	$22,299	$22,639

Weighted average diluted shares outstanding	83,637,786	83,956,708	84,048,972	84,010,450	84,863,779
Diluted total earnings per share (GAAP)	$0.26	$0.24	$0.22	$0.25	$0.42
Diluted total earnings per share, excluding notable items (non-GAAP)	$0.25	$0.24	$0.22	$0.27	$0.27

Average common equity (non-GAAP)	$818,816	$807,890	$790,844	$766,283	$739,313
Average tangible common equity (non-GAAP)	$750,785	$739,531	$721,955	$696,785	$656,160
Return on average common equity, excluding notable items (non-GAAP)	9.91%	9.80%	9.83%	10.98%	10.70%
Return on average tangible common equity, excluding notable items (non-GAAP)	11.09%	10.99%	11.06%	12.38%	12.38%

Pre-tax, pre-provision income (non-GAAP)	$24,461	$25,742	$26,181	$23,033	$42,285
LESS: Gain on fair value of contingent considerations receivable [23]	1,109	—	—	—	—
LESS: Gain on sale of affiliate	—	—	—	—	18,142
ADD: Information services [24]	—	—	—	—	(441)
ADD: Restructuring	—	—	—	1,646	2,065
Pre-tax, pre-provision income, excluding notable items (non-GAAP)	$23,352	$25,742	$26,181	$24,679	$25,767

23 In the fourth quarter of 2019, there was a $1.1 million gain related to the revaluation of the fair value of the estimated future cash flows related to the BOS contingent consideration receivable.

24 In the fourth quarter of 2018, $0.4 million of Information services expense was reclassified to Restructuring expense in conjunction with the announcement of the Company's formal restructuring plan.

[25] Additional tax expense in the fourth quarter of 2018 relates to the completion of the sale of BOS.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
Reconciliations of Non-GAAP measures: Operating Adjustments
Unaudited ($ in thousands, except share and per share data)
	Three Months Ended			Year Ended
	December 31, 2019			December 31, 2019
	GAAP or Reported Value	Notable Items	Operating Basis (Non-GAAP)	GAAP or Reported Value	Notable Items	Operating Basis (Non-GAAP)
Total revenue	$82,918	$(1,109)	$81,809	$329,623	$(1,109)	$328,514
Total operating expense	58,457	—	58,457	230,206	(1,646)	228,560
Pre-tax, pre-provision income	24,461	(1,109)	23,352	99,417	537	99,954
Income before income taxes	28,129	(1,109)	27,020	102,981	537	103,518
Income tax (expense)/benefit	6,788	(322)	6,466	22,591	24	22,615
Net income attributable to the Company	$21,244	$(787)	$20,457	$80,028	$513	$80,541
Net income attributable to the Common Shareholders	$21,342	$(787)	$20,555	$81,171	$513	$81,684

Weighted average diluted shares outstanding	83,637,786	83,637,786	83,637,786	83,920,792	83,920,792	83,920,792
Diluted total earnings per share	$0.26	$(0.01)	$0.25	$0.97	$—	$0.97

Average common equity	818,816		818,816	797,053		797,053
Return on average common equity	10.29%		9.91%	10.04%		10.10%

Average tangible common equity	750,785		750,785	728,370		728,370
Return on average tangible common equity	11.51%		11.09%	11.28%		11.35%

Effective tax rate on continuing operations	24.1%		23.9%	21.9%		21.8%